Exhibit 10.43

FIRST AMENDMENT TO THIRD RESTATEMENT
OF LIGNITE MINING AGREEMENT

THIS FIRST AMENDMENT TO THIRD RESTATEMENT OF LIGNITE MINING AGREEMENT between Southwestern Electric Power Company (“SWEPCO”) and The Sabine Mining Company (“SABINE”) is executed this 18th day of October, 2013 ("First Amendment").

WITNESSETH

WHEREAS, Caddo Creek Resources Company, L.L.C., a wholly-owned subsidiary of The North American Coal Corporation, a Delaware corporation (“Caddo Creek”), an Affiliate of SABINE under the common control of North American Coal, is developing a surface lignite mine in close geographical proximity to the Mine operated by SABINE and located in SWEPCO’s Reserves;

WHEREAS, SABINE and Caddo Creek perform certain services for one another and desire to allocate portions of their respective supplies, labor costs and office costs for such services;

WHEREAS, SWEPCO desires to receive credit to the Cost of Production for the time and to the extent such Cost of Production is incurred while SABINE is performing any work related to the surface mine being operated by Caddo Creek; and

WHEREAS, SABINE desires for SWEPCO to pay as Cost of Production for the time and to the extent such Cost of Production is incurred by employees of Caddo Creek while performing work related to the Mine operated by SABINE located in SWEPCO’s Reserves.

AGREEMENT

NOW, THEREFORE, for and in consideration of the covenants contained in this First Amendment, SWEPCO and SABINE hereby agree as follows:

1.	Capitalized terms in this First Amendment that are not defined herein shall have the meaning assigned to them in the Third Restatement of Lignite Mining Agreement ("Agreement").

2.	The definition of “Caddo Creek” in Article I of the Agreement is hereby added as follows:

“(ss) “Caddo Creek” shall mean Caddo Creek Resources, L.L.C., a Nevada limited liability company, which is wholly-owned by The North American Coal Corporation and is an Affiliate of SABINE by or under common control.”

3.	Article III of the Agreement is hereby amended by adding the following additional paragraph to the end of Article III:

“SABINE’s primary responsibility shall always be to the Mine. SABINE shall not perform work for the mine operated by Caddo Creek unless SABINE reasonably believes such work will not be detrimental to or will not interfere with the operation of the Mine operated by SABINE in SWEPCO’s Reserves.”

4.    Article IX, Section 2(a)(i)(hh) of the Agreement is hereby deleted and replaced with the following:

“(hh) Reasonable and necessary services rendered by persons other than Affiliates of SABINE; however, reasonable and necessary services rendered by Caddo Creek as an Affiliate of SABINE, for the benefit of the Mine, are allowed costs subject to the other limitations herein and must be approved by SWEPCO in writing."

5.	Article IX, 2(a)(i) is hereby amended by the addition of the following language to the end of the first full paragraph on page 23 of the Agreement at line 10:

“Additionally, there shall be credited to costs under this Subsection 2(a) any costs of employees of SABINE for the time and to the extent they perform functions for Caddo Creek (rather than the Mine operated by SABINE). There shall also be credited to costs under this Subsection 2(a) office costs and shop and consumable supply costs incurred for work performed for the benefit of the mine operated by Caddo Creek (rather than the Mine operated by SABINE).”

6.	Article IX, Section 2(a)(iii)(b) of the Agreement is hereby amended by adding the following to the end of the paragraph:

“Notwithstanding the foregoing, any general and administrative costs of employees of Caddo Creek for the time and to the extent they perform functions relating to SABINE or the Agreement shall not be included within the fixed corporate general and administrative amount of $668,430, but shall be included in the Cost of Production.”

7.	Except as modified by this First Amendment, all terms and provisions of the Agreement shall remain in full force and effect.

8. This First Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties, with the intent to be bound hereby, have executed this First Amendment as of the date first above written.

SOUTHWESTERN ELECTRIC POWER COMPANY

By:	/s/ Timothy K. Light
Name:	Timothy K. Light
Its:	Vice President

THE STATE OF TEXAS

COUNTY OF HARRISON

BEFORE ME, the undersigned authority, on this day personally appeared Timothy K. Light, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of SOUTHWESTERN ELECTRIC POWER COMPANY, a Delaware Corporation and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 18th day of October, 2013.

By:	/s/ Linda S. Campbell
Name:	Linda S. Campbell
NOTARY PUBLIC
My Commission Expires: 02-27-2016

THE SABINE MINING COMPANY

By:	/s/ Rick J. Ziegler
Name:	Rick J. Ziegler
Its:	President

THE STATE OF TEXAS

COUNTY OF HARRISON

BEFORE ME, the undersigned authority, on this day personally appeared Rick J. Ziegler, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of THE SABINE MINING COMPANY, a Nevada Corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 18th day of October, 2013.

By:	/s/ Linda S. Campbell
Name:	Linda S. Campbell
NOTARY PUBLIC
My Commission Expires: 02-27-2016

3